UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

M ay 20, 2020 Date of Report (Date of earliest event reported): May 20, 2020

THE GOODYEAR TIRE & RUBBER COMPANY

(Exact name of registrant as specified in its charter)

Ohio	1-1927	34-0253240
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Innovation Way, Akron, Ohio	44316-0001
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 330-796-2121

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, without par value	GT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this Chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

On May 20, 2020, The Goodyear Tire & Rubber Company (the “Company”) entered into an underwriting agreement with Goldman Sachs & Co. LLC, as representative of the several underwriters named therein (the “Underwriting Agreement”), for the issuance and sale by the Company of $200,000,000 in aggregate principal amount of its 9.500% Senior Notes due 2025 (the “Additional Notes”). The Additional Notes will be guaranteed, jointly and severally, on an unsecured basis, by the Company’s wholly-owned U.S. and Canadian subsidiaries that also guarantee the Company’s obligations under certain of its senior secured credit facilities and senior unsecured notes (the “Subsidiary Guarantors”). The Subsidiary Guarantors are listed on Exhibit 22 to this Current Report on Form 8-K. The Company registered the offering and sale of the Additional Notes under the Securities Act of 1933, as amended, pursuant to a shelf registration statement on Form S-3 (File No. 333-238212). A copy of the Underwriting Agreement is attached as Exhibit 1.1 to this Current Report on Form 8-K.

The offering of the Additional Notes is expected to close on May 22, 2020. The Additional Notes will be issued pursuant to the Indenture, dated as of August 13, 2010 (the “Base Indenture”), among the Company, the Subsidiary Guarantors party thereto and Wells Fargo Bank, N.A., as Trustee (the “Trustee”), as supplemented by the Seventh Supplemental Indenture, dated as of May 18, 2020 (the “Supplemental Indenture”), among the Company, the Subsidiary Guarantors and the Trustee (the Base Indenture, as supplemented by the Supplemental Indenture, the “Indenture”). The Additional Notes will have the same terms as, and will be treated as the same class with, the $600 million aggregate principal amount of 9.500% Senior Notes due 2025 issued by the Company under the Indenture on May 18, 2020 (together with the Additional Notes, the “Notes”). The Indenture provides, among other things, that the Notes are senior unsecured obligations of the Company and rank equally with all of the Company’s other senior unsecured and unsubordinated debt.

Interest will be payable on the Notes on May 31 and November 30 of each year, beginning on November 30, 2020. The Notes will mature on May 31, 2025. On or after May 31, 2022, the Company may redeem for cash some or all of the Notes. Prior to May 31, 2022, the Company may redeem for cash some or all of the Notes at a redemption price equal to the principal amount of the Notes plus a make-whole premium. In addition, at any time prior to May 31, 2022, the Company may redeem up to 35% of the original aggregate principal amount of the Notes with the net cash proceeds of certain equity offerings. The redemption prices are set forth in the Supplemental Indenture and the Notes.

The terms of the Indenture, among other things, limit the ability of the Company and certain of its subsidiaries to (i) incur additional indebtedness or issue redeemable preferred stock, (ii) pay dividends, repurchase shares, make distributions in respect of the Company’s capital stock or make certain other restricted payments or investments, (iii) incur liens, (iv) sell assets, (v) incur restrictions on the ability of the Company’s subsidiaries to pay dividends or to make other payments to the Company, (vi) enter into transactions with the Company’s affiliates, (vii) enter into sale/leaseback transactions and (viii) consolidate, merge, sell or otherwise dispose of all or substantially all of their assets. These covenants are subject to a number of important exceptions and qualifications set forth in the Supplemental Indenture. For example, if the Notes are assigned an investment grade rating by at least two of Moody’s Investors Service, Inc., S&P Global Ratings and Fitch Ratings, Inc., and no default has occurred and is continuing, certain covenants will be suspended, and the Company may elect to suspend the guarantees.

The Indenture provides for customary events of default that include (subject in certain cases to customary grace and cure periods), among others: nonpayment of principal or interest, breach of certain covenants or other agreements in the Indenture, defaults in or failure to pay certain other indebtedness or certain judgments and certain events of bankruptcy or insolvency. Generally, if an event of default occurs, the Trustee or the holders of at least 25% in principal amount of the then-outstanding Notes may declare the principal of and the accrued but unpaid interest on all of the Notes to be due and payable. In addition, if the Company experiences a change of control triggering event (as defined in the Supplemental Indenture), the Company will be required to make an offer to purchase the Notes at a price equal to 101% of their principal amount, plus accrued and unpaid interest to the date of purchase.

A copy of the Base Indenture was originally filed as Exhibit 4.1 to the Company’s Current Report on Form 8-K filed on August 13, 2010. A copy of the Supplemental Indenture was previously filed as Exhibit 4.2 to the Company’s Current Report on Form 8-K filed on May 18, 2020. The descriptions of the material terms of the Indenture and the Notes are qualified in their entirety by reference to such exhibits.

A news release dated May 20, 2020 announcing the pricing of the offering of the Additional Notes is attached hereto as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

1.1*	Underwriting Agreement, dated as of May 20, 2020, among the Company, the Subsidiary Guarantors and Goldman Sachs & Co. LLC, as representative of the several underwriters named therein.

4.1

Indenture, dated as of August 13, 2010, among the Company, the Subsidiary Guarantors party thereto and Wells Fargo Bank, N.A., as Trustee (incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K filed on August 13, 2010).

4.2

Seventh Supplemental Indenture, dated as of May 18, 2020, among the Company, the Subsidiary Guarantors and Wells Fargo Bank, N.A., as Trustee (incorporated by reference to Exhibit 4.2 to the Company’s Current Report on Form 8-K filed on May 18, 2020).

4.3	Form of global note for 9.500% Senior Notes due 2025 (set forth as Exhibit 1 to the Seventh Supplemental Indenture filed as Exhibit 4.2 hereto).

5.1*	Opinion of Covington & Burling LLP.

5.2*	Opinion of David E. Phillips, Esq.

5.3*	Opinion of Squire Patton Boggs (US) LLP.

5.4*	Opinion of Taft Stettinius & Hollister LLP as to matters of Indiana law.

5.5*	Opinion of Taft Stettinius & Hollister LLP as to matters of Kentucky law.

5.6*	Opinion of Gowling WLG (Canada) LLP.

22*	List of Subsidiary Guarantors.

23.1*	Consent of Covington & Burling LLP (included in Exhibit 5.1).

23.2*	Consent of David E. Phillips, Esq. (included in Exhibit 5.2).

23.3*	Consent of Squire Patton Boggs (US) LLP (included in Exhibit 5.3).

23.4*	Consent of Taft Stettinius & Hollister LLP (included in Exhibit 5.4).

23.5*	Consent of Taft Stettinius & Hollister LLP (included in Exhibit 5.5).

23.6*	Consent of Gowling WLG (Canada) LLP (included in Exhibit 5.6).

99.1*	News Release, dated May 20, 2020.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE GOODYEAR TIRE & RUBBER COMPANY

Dated: May 22, 2020	By:	/s/ Daniel T. Young
	Name:	Daniel T. Young
	Title:	Secretary